                                                                    Exhibit 4.4
                                PLEDGE AGREEMENT

                                      among

                                  METLIFE, INC.

                                       and

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
        As Collateral Agent, Custodial Agent and Securities Intermediary

                                       and

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
                        As Stock Purchase Contract Agent

                            Dated as of June 21, 2005

                                       i
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                                TABLE OF CONTENTS

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                                                     ARTICLE I
                                                    DEFINITIONS

Section 1.01.       Definitions....................................................................      1

                                                    ARTICLE II
                                                      PLEDGE

Section 2.01.       Pledge.........................................................................      6

Section 2.02.       Control........................................................................      7

Section 2.03.       Termination....................................................................      7

                                                    ARTICLE III
                                        DISTRIBUTIONS ON PLEDGED COLLATERAL

Section 3.01.       Income and Distributions.......................................................      7

Section 3.02.       Payments Following Termination Event...........................................      7

Section 3.03.       Payments Prior to or on Stock Purchase Date....................................      7

Section 3.04.       Payments to Stock Purchase Contract Agent......................................      9

Section 3.05.       Assets Not Properly Released...................................................     10

                                                    ARTICLE IV
                                                     CONTROL

Section 4.01.       Establishment of Collateral Account............................................     10

Section 4.02.       Treatment as Financial Assets..................................................     11

Section 4.03.       Sole Control by Collateral Agent...............................................     11

Section 4.04.       Securities Intermediary's Location.............................................     11

Section 4.05.       No Other Claims................................................................     11

Section 4.06.       Investment and Release.........................................................     11

Section 4.07.       Statements and Confirmations...................................................     11

Section 4.08.       Tax Allocations................................................................     12

Section 4.09.       No Other Agreements............................................................     12

Section 4.10.       Powers Coupled with an Interest................................................     12

Section 4.11.       Waiver of Lien; Waiver of Set-off..............................................     12

                                                     ARTICLE V
                      INITIAL DEPOSIT; CREATION OF STRIPPED COMMON EQUITY UNITS AND
                                   RECREATION OF NORMAL COMMON EQUITY UNITS

Section 5.01.       Initial Deposit of Trust Preferred Securities..................................     12
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                                TABLE OF CONTENTS
                                   (continued)
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Section 5.02.       Creation of Stripped Common Equity Units.......................................     13

Section 5.03.       Recreation of Normal Common Equity Units.......................................     14

Section 5.04.       Termination Event..............................................................     15

Section 5.05.       Cash Settlement................................................................     16

Section 5.06.       Early Settlement and Cash Merger Early Settlement..............................     18

Section 5.07.       Application of Proceeds in Settlement of Stock Purchase Contracts..............     18

                                                     ARTICLE VI
                               VOTING RIGHTS - - PLEDGED TRUST PREFERRED SECURITIES

Section 6.01.       Voting Rights..................................................................     20

                                                    ARTICLE VII
                                                 RIGHTS AND REMEDIES

Section 7.01.       Rights and Remedies of the Collateral Agent....................................     21

Section 7.02.       Remarketing....................................................................     22

Section 7.03.       Successful Remarketing.........................................................     22

Section 7.04.       Substitutions..................................................................     23

                                                   ARTICLE VIII
                                       REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 8.01.       Representations and Warranties.................................................     23

Section 8.02.       Covenants......................................................................     24

                                                   ARTICLE IX
                     THE COLLATERAL AGENT, THE CUSTODIAL AGENT AND THE SECURITIES INTERMEDIARY

Section 9.01.       Appointment, Powers and Immunities.............................................     24

Section 9.02.       Instructions of the Company....................................................     25

Section 9.03.       Reliance by Collateral Agent, Custodial Agent and Securities
                    Intermediary...................................................................     26

Section 9.04.       Certain Rights.................................................................     27

Section 9.05.       Merger, Conversion, Consolidation or Succession to Business....................     27

Section 9.06.       Rights in Other Capacities.....................................................     27

Section 9.07.       Non-reliance on Collateral Agent, the Custodial Agent and Securities
                    Intermediary...................................................................     28
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                                TABLE OF CONTENTS
                                   (continued)

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Section 9.08.       Compensation and Indemnity.....................................................     28

Section 9.09.       Failure to Act.................................................................     29

Section 9.10.       Resignation of Collateral Agent, the Custodial Agent and Securities
                    Intermediary...................................................................     29

Section 9.11.       Right to Appoint Agent or Advisor..............................................     31

Section 9.12.       Survival.......................................................................     31

Section 9.13.       Exculpation....................................................................     31

                                                    ARTICLE X
                                                    AMENDMENT

Section 10.01.      Amendment Without Consent of Holders...........................................     31

Section 10.02.      Amendment with Consent of Holders..............................................     32

Section 10.03.      Execution of Amendments........................................................     33

Section 10.04.      Effect of Amendments...........................................................     33

Section 10.05.      Reference of Amendments........................................................     33

                                                  ARTICLE XI
                                                 MISCELLANEOUS

Section 11.01.      No Waiver......................................................................     33

Section 11.02.      Governing Law; Submission to Jurisdiction......................................     34

Section 11.03.      Notices........................................................................     34

Section 11.04.      Successors and Assigns.........................................................     34

Section 11.05.      Counterparts...................................................................     34

Section 11.06.      Severability...................................................................     35

Section 11.07.      Expenses, Etc..................................................................     35

Section 11.08.      Security Interest Absolute.....................................................     35

Section 11.09.      Notice of Termination Event....................................................     36

Section 11.10.      Incorporation by Reference.....................................................     36
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                                       iii

EXHIBITS:

EXHIBIT A  -   Instruction  from Stock  Purchase  Contract Agent to Collateral
               Agent (Creation of Stripped Common Equity Units)

EXHIBIT B  -   Instruction from Collateral Agent to Securities  Intermediary
               (Creation of Stripped Common Equity Units)

EXHIBIT C  -   Instruction from Stock Purchase  Contract Agent to Collateral
               Agent (Recreation of Normal Common Equity Units)

EXHIBIT D  -   Instruction from Collateral Agent to Securities  Intermediary
               (Recreation of Normal Common Equity Units)

EXHIBIT E  -   Notice  of Cash  Settlement  from  Collateral  Agent  to Stock
               Purchase Contract Agent

EXHIBIT F  -   Instruction to Custodial Agent Regarding Remarketing

EXHIBIT G  -   Instruction  to Custodial  Agent  Regarding  Withdrawal  From
               Remarketing

SCHEDULE I -   Contact Persons for Confirmation

            PLEDGE AGREEMENT, dated as of June 21, 2005 among MetLife, Inc., a Delaware corporation (the "Company"), JPMorgan Chase Bank, National Association, as collateral agent (in such capacity, the "Collateral Agent"), as custodial agent (in such capacity, the "Custodial Agent"), and as securities intermediary (as defined in Section 8-102(a)(14) of the UCC) with respect to the Collateral Account (in such capacity, the "Securities Intermediary"), and J.P. Morgan Trust Company, National Association, as stock purchase contract agent and as attorney-in-fact of the Holders from time to time of the Common Equity Units (in such capacity, the "Stock Purchase Contract Agent") under the Stock Purchase Contract Agreement.

                                    RECITALS

            WHEREAS, the Company and the Stock Purchase Contract Agent are parties to the Stock Purchase Contract Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Stock Purchase Contract Agreement"), pursuant to which 72,000,000 Normal Common Equity Units (or 82,800,000 Normal Common Equity Units if the option granted to the Underwriters pursuant to the Underwriting Agreement is exercised) will be issued.

            WHEREAS, each Normal Common Equity Unit, at issuance, consists of a unit comprised of (a) a stock purchase contract (a "Stock Purchase Contract") pursuant to which the Holder will purchase from the Company on each of the Initial Stock Purchase Date and the Subsequent Stock Purchase Date, for an amount equal to $12.50 on each such date, a number of shares of the Company's common stock, par value $1.00 per share, ("Common Stock") equal to the Settlement Rate, (b) a 1/80, or 1.25%, beneficial ownership interest in a Series A Trust Preferred Security with a liquidation amount of $1,000 (the "Series A Trust Preferred Securities"); and (c) a 1/80, or 1.25%, beneficial ownership interest in a Series B Trust Preferred Security with a liquidation amount of $1,000 (the "Series B Trust Preferred Securities" and, with the Series A Trust Preferred Securities, each a series of "Trust Preferred Securities").

            WHEREAS, pursuant to the terms of the Stock Purchase Contract Agreement and the Stock Purchase Contracts, the Holders of the Common Equity Units have irrevocably authorized the Stock Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the pledge provided herein of the Collateral to secure the Obligations.

            NOW, THEREFORE, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            SECTION 1.01 Definitions.

            For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

            (b) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

            (c) the following terms which are defined in the UCC shall have the meanings set forth therein: "Certificated Security," "Control," "Financial Asset," "Entitlement Order," "Securities Account" and "Security Entitlement;"

            (d) capitalized terms used herein and not defined herein have the meanings assigned to them in the Stock Purchase Contract Agreement; and

            (e) the following terms have the meanings given to them in this
      Section 1.01(e):

            "Agreement" means this Pledge Agreement, as the same may be amended, modified or supplemented from time to time.

            "Applicable Remarketing Settlement Date" has the meaning set forth in the Stock Purchase Contract Agreement.

            "Cash" means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

            "Collateral" means the collective reference to:

            (i) the Series A Collateral Account, the Series B Collateral Account and all investment property and other financial assets from time to time credited thereto and all security entitlements with respect thereto, including, without limitation, (A) the Trust Preferred Securities and security entitlements relating thereto that are a component of the Normal Common Equity Units from time to time, (B) any Treasury Securities and security entitlements relating thereto delivered from time to time upon creation of Stripped Common Equity Units in accordance with Section 5.02 hereof and (C) payments made by Holders pursuant to Section 5.05 hereof;

            (ii) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor); and

            (iii) all powers and rights now owned or hereafter acquired under or with respect to the Collateral.

            "Collateral Account" means the Series A Collateral Account and/or the Series B Collateral Account, as the context requires.

            "Collateral Agent" means the Person named as the "Collateral Agent" in the first paragraph of this Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Collateral Agent" shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

            "Common Stock" has the meaning specified in the second paragraph of the recitals of this Agreement.

            "Company" means the Person named as the "Company" in the first paragraph of this Agreement until a successor shall have become such pursuant to the applicable provisions of the Stock Purchase Contract Agreement, and thereafter "Company" shall mean such successor.

            "Custodial Agent" means the Person named as the "Custodial Agent" in the first paragraph of this Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Custodial Agent" shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

            "Failed Remarketing" has the meaning set forth in the Stock Purchase Contract Agreement.

            "Final Failed Remarketing" means a Failed Remarketing with respect to the Third Remarketing Settlement Date (as defined in the Stock Purchase Contract Agreement) for each series of the Trust Preferred Securities,

            "Initial Stock Purchase Date" has the meaning set forth in the Stock Purchase Contract Agreement.

            "Obligations" means, with respect to each Holder, all obligations and liabilities of such Holder under such Holder's Stock Purchase Contract, the Stock Purchase Contract Agreement and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

            "Permitted Investments" means any one of the following, in each case maturing on the Business Day following the date of acquisition:

            (i) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

            (ii) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million at the time of deposit (and which may include the institution acting as Collateral Agent);

            (iii) investments with an original maturity of 365 days or less of any Person that are fully and unconditionally guaranteed by a bank referred to in clause (ii);

            (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States of America;

            (v) investments in commercial paper, other than commercial paper issued by the Company or its Affiliates, of any corporation incorporated under the laws of the United States of America or any State thereof, which commercial paper has a rating at the time of purchase at least equal to "A-1" by Standard & Poor's Ratings Services ("S&P") or at least equal to "P-1" by Moody's Investors Service, Inc. ("Moody's"); and

            (vi) investments in money market funds (including, but not limited to, money market funds managed by the institution acting as the Collateral Agent or an affiliate of the institution acting as the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody's.

            "Pledge" means the lien and security interest created by this Agreement.

            "Pledged Securities" means the Pledged Trust Preferred Securities and the Pledged Treasury Securities, collectively.

            "Pledged Series A Trust Preferred Securities" means Series A Trust Preferred Securities and security entitlements with respect thereto from time to time credited to the Series A Collateral Account and not then released from the Pledge.

            "Pledged Series B Trust Preferred Securities" means Series B Trust Preferred Securities and security entitlements with respect thereto from time to time credited to the Series B Collateral Account and not then released from the Pledge.

            "Pledged Trust Preferred Securities" means the Pledged Series A Trust Preferred Securities and the Pledged Series B Trust Preferred Securities.

            "Pledged Series A Treasury Securities" means Treasury Securities and security entitlements with respect thereto maturing on the Applicable Remarketing Settlement Date for the Pledged Series A Trust Preferred Securities from time to time credited to the Series A Collateral Account and not then released from the Pledge.

            "Pledged Series B Treasury Securities" means Treasury Securities and security entitlements with respect thereto maturing on the Applicable Remarketing Settlement Date for the Pledged Series B Trust Preferred Securities from time to time credited to the Series B Collateral Account and not then released from the Pledge.

            "Pledged Treasury Securities" means the Pledged Series A Treasury Securities and/or the Pledged Series B Treasury Securities, as the context requires.

            "Proceeds" has the meaning ascribed thereto in Section 9-102(a)(64) of the UCC and includes, without limitation, all interest, dividends, cash, instruments, securities, financial assets and other property received, receivable or otherwise distributed upon the sale (including, without limitation, the Remarketing), exchange, collection or disposition of any financial assets from time to time held in a Collateral Account.

            "Reset Rate", in respect of either series of Trust Preferred Securities, has the meaning set forth in the Trust Agreement under which such series was issued.

            "Securities Intermediary" means the Person named as the "Securities Intermediary" in the first paragraph of this Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Securities Intermediary" shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

            "Series A Collateral Account" means the securities account of JPMorgan Chase Bank, National Association, as Collateral Agent, maintained by the Securities Intermediary and designated "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series A."

            "Series B Collateral Account" means the securities account of JPMorgan Chase Bank, National Association, as Collateral Agent, maintained by the Securities Intermediary and designated "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series B."

            "Series A Trust Preferred Securities" has the meaning set forth in the recitals hereto.

            "Series B Trust Preferred Securities" has the meaning set forth in the recitals hereto.

            "Settlement Rate" has the meaning set forth in Section 5.01(a) of the Stock Purchase Contract Agreement.

            "Stated Amount" means (i) $25 prior to the Initial Stock Purchase Date and (ii) $12.50 thereafter.

            "Stock Purchase Contract" has the meaning specified in the second paragraph of the recitals of this Agreement.

            "Stock Purchase Contract Agent" means the Person named as the "Stock Purchase Contract Agent" in the first paragraph of this Agreement until a successor Stock Purchase Contract Agent shall have become such pursuant to the applicable provisions of the Stock Purchase Contract Agreement, and thereafter "Stock Purchase Contract Agent" shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

            "Stock Purchase Contract Agreement" has the meaning specified in the first paragraph of the recitals of this Agreement.

            "Subsequent Stock Purchase Date" has the meaning set forth in the Stock Purchase Contract Agreement.

            "Trades" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the Trades Regulations.

            "Trades Regulations" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the Trades Regulations are used herein as therein defined.

            "Transfer" means (i) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, endorsed to the transferee or in blank by an effective endorsement, (ii) in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on Trades and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee's securities account.

            "Trust Agreement" means each of the Amended and Restated Declarations of Trust, dated as of the date hereof, among the Company, as Sponsor, the Property Trustee, the Delaware Trustee and the Administrative Trustees (each as named therein) and the several Holders (as defined therein) relating to MetLife Capital Trust II and MetLife Capital Trust III.

            "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

            "Value" means, with respect to any item of Collateral on any date, as to (1) Cash, the face amount thereof, (2) Trust Preferred Securities, the aggregate liquidation amount thereof and (3) Treasury Securities, the aggregate principal amount thereof.

                                   ARTICLE II

                                     PLEDGE

            SECTION 2.01. Pledge.

            Each Holder, acting through the Stock Purchase Contract Agent as such Holder's attorney-in-fact, and the Stock Purchase Contract Agent, acting solely as such attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the

Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Person's right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

            SECTION 2.02. Control.

            The Collateral Agent shall have control of the Series A Collateral Account and the Series B Collateral Account pursuant to the provisions of
Article IV of this Agreement.

            SECTION 2.03. Termination.

            As to each Holder, this Agreement and the Pledge created hereby shall terminate upon the satisfaction of such Holder's Obligations. Upon receipt of notice from the Stock Purchase Contract Agent of such termination, the Collateral Agent shall, except as otherwise provided herein, instruct the Securities Intermediary to Transfer such Holder's portion of the Collateral to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

                                  ARTICLE III

                       DISTRIBUTIONS ON PLEDGED COLLATERAL

            SECTION 3.01. Income and Distributions.

            The Collateral Agent shall transfer to the Stock Purchase Contract Agent for distribution to the applicable Holders as provided in the Stock Purchase Contracts or Stock Purchase Contract Agreement all income and distributions received by the Collateral Agent on account of (i) the Pledged Series A Trust Preferred Securities or Permitted Investments from time to time held in the Series A Collateral Account and (ii) the Pledged Series B Trust Preferred Securities or Permitted Investments from time to time held in the Series B Collateral Account.

            SECTION 3.02. Payments Following Termination Event.

            Following a Termination Event, the Collateral Agent shall transfer all payments of liquidation amounts or principal it receives, if any, in respect of (1) the Pledged Trust Preferred Securities and (2) the Pledged Treasury Securities, to the Stock Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created hereby.

            SECTION 3.03. Payments Prior to or on Stock Purchase Date.

            (a) Subject to the provisions of Section 5.06, and except as provided in Section 3.03(b) and Section 3.03(c) below, if no Termination Event shall have occurred,

            (b) all payments of liquidation amounts or principal received by the Securities Intermediary in respect of (x) the Pledged Series A Trust Preferred Securities and (y) the Pledged Series A Treasury Securities shall be held in the Series A Collateral Account and invested in Permitted Investments until the Initial Stock Purchase Date;

            (c) the Pledged Series A Trust Preferred Securities and the Pledged Series A Treasury Securities shall be transferred to the Company on the Initial Stock Purchase Date as provided in Section 5.07 hereof. Any balance remaining in the Series A Collateral Account on the Initial Stock Purchase Date shall be released from the Pledge by the Collateral Agent, and the Collateral Agent shall instruct the Securities Intermediary to, and the Securities Intermediary shall, Transfer to the Stock Purchase Contract Agent such balance for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created thereby;

            (d) all payments of liquidation amounts or principal received by the Securities Intermediary in respect of (x) the Pledged Series B Trust Preferred Securities and (y) the Pledged Series B Treasury Securities shall be held in the Series B Collateral Account and invested in Permitted Investments until the Subsequent Stock Purchase Date;

            (e) the Pledged Series B Trust Preferred Securities and the Pledged Series B Treasury Securities shall be transferred to the Company on the Subsequent Stock Purchase Date as provided in Section 5.07 hereof. Any balance remaining in the Series B Collateral Account on the Subsequent Stock Purchase Date shall be released from the Pledge by the Collateral Agent, and the Collateral Agent shall instruct the Securities Intermediary to, and the Securities Intermediary shall, Transfer to the Stock Purchase Contract Agent such balance for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created thereby;

            (f) The Company shall instruct the Collateral Agent in writing as to the Permitted Investments in which any payments made under this Section 3.03(a) shall be invested; provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time) on the day such payments are received by the Collateral Agent, the Collateral Agent shall invest such payments in the Permitted Investments as described in clause (6) of the definition of Permitted Investments. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide written investment direction. The Collateral Agent may conclusively rely on any written direction and shall bear no liability for any loss or other damage based on acting or omitting to act under this Section 3.03 pursuant to any direction of the Company and neither the Collateral Agent nor the Securities Intermediary shall in any way be liable for the selection of Permitted Investments or by reason of any insufficiency in a Collateral Account resulting from any loss on any Permitted Investment included therein.

            (g) All payments of liquidation amounts or principal received by the Securities Intermediary in respect of (1) the Trust Preferred Securities and (2) the

     Treasury Securities or security entitlements thereto, that, in each case, have been released from a Pledge pursuant hereto shall be transferred to the Stock Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.

            (h) In the event of a Failed Remarketing (other than a Final Failed Remarketing) with respect to the Series A Trust Preferred Securities, principal payments received by the Securities Intermediary in respect of the Pledged Series A Treasury Securities shall be invested in Treasury Securities maturing on the next Applicable Remarketing Settlement Date for the Series A Trust Preferred Securities in a principal amount equal to the aggregate stated amount of the related Stripped Common Equity Units, which Treasury Securities shall be considered Pledged Series A Treasury Securities for the purpose of this Agreement. The Collateral Agent shall remit any remaining funds, after application of principal payments received in respect of Series A Treasury Securities to purchase new Series A Treasury Securities, to the Stock Purchase Contract Agent who shall remit such funds to the Holders of the related Stripped Common Equity Units on a pro rata basis.

            (d) In the event of a Failed Remarketing (other than a Final Failed Remarketing) with respect to the Series B Trust Preferred Securities, principal payments received by the Securities Intermediary in respect of the Pledged Series B Treasury Securities shall be invested in Treasury Securities maturing on the next Applicable Remarketing Settlement Date for the Series B Trust Preferred Securities in a principal amount equal to the aggregate stated amount of the related Stripped Common Equity Units, which Treasury Securities shall be considered Pledged Series B Treasury Securities for the purpose of this Agreement. The Collateral Agent shall remit any remaining funds, after application of principal payments received in respect of Series B Treasury Securities to purchase new Series B Treasury Securities, to the Stock Purchase Contract Agent who shall remit such funds to the Holders of the related Stripped Common Equity Units on a pro rata basis.

            SECTION 3.04. Payments to Stock Purchase Contract Agent.

            The Securities Intermediary shall use commercially reasonable efforts to deliver payments to the Stock Purchase Contract Agent hereunder, to the extent it has received the same, to the account designated by the Stock Purchase Contract Agent for such purpose not later than 11:00 a.m. (New York City time) on the Business Day such payment is received by the Securities Intermediary; provided, however, that if such payment is received by the Securities Intermediary on a day that is not a Business Day or after 10:00 a.m. (New York City time) on a Business Day, then the Securities Intermediary shall use commercially reasonable efforts to deliver such payment to the Stock Purchase Contract Agent no later than 10:30 a.m. (New York City time) on the next succeeding Business Day. Notwithstanding the foregoing, if the Securities Intermediary is required to deliver payments to the Stock Purchase Contract Agent on a Business Day that is in the next calendar year, then the Securities Intermediary shall use commercially reasonable efforts to deliver such payment to the Stock Purchase Contract Agent no later than 10:30 am (New York City time) on the immediately preceding Business Day; provided that such payment is received by the Securities Intermediary on or before 9:00 am (New York City time) on that Business Day.

            SECTION 3.05. Assets Not Properly Released.

            If the Stock Purchase Contract Agent or any Holder shall receive any principal payments on account of financial assets credited to either Collateral Account and not released therefrom in accordance with this Agreement, the Stock Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers' Certificate of the Company so directing, promptly deliver the same to the Securities Intermediary for credit to the applicable Collateral Account or to the Company for application to the Obligations of the Holders, and the Stock Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received. The Stock Purchase Contract Agent shall have no liability under this Section 3.05 unless and until it has been notified in writing that such payment was delivered to it erroneously and shall have no liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.

                                   ARTICLE IV

                                     CONTROL

            SECTION 4.01. Establishment of Collateral Account.

            The Securities Intermediary hereby confirms that:

            (a) the Securities Intermediary has established the Series A Collateral Account and the Series B Collateral Account and its records identify the Collateral Agent as the sole person having a securities entitlement against the Securities Intermediary with respect to each such Collateral Account;

            (b) each of the Series A Collateral Account and the Series B Collateral Account is a securities account;

            (c) subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement Holder entitled to exercise the rights that comprise any financial asset credited to the Series A Collateral Account or the Series B Collateral Account;

            (d) all property delivered to the Securities Intermediary pursuant to this Agreement or the Stock Purchase Contract Agreement, including any Permitted Investments, will be credited promptly to the applicable Collateral Account; and

            (e) all securities or other property underlying any financial assets credited to a Collateral Account shall be (i) registered in the name of the Stock Purchase Contract Agent and endorsed to the Securities Intermediary or in blank, (ii) registered in the name of the Securities Intermediary or (iii) credited to another securities account maintained in the name of the Securities Intermediary. In no case will any financial asset credited to a Collateral Account be registered in the name of the Stock Purchase Contract Agent or any Holder or specially endorsed to the Stock Purchase Contract Agent or any Holder unless such financial asset has been further endorsed to the Securities Intermediary or in blank.

            SECTION 4.02. Treatment as Financial Assets.

            Each item of property (whether investment property, financial asset, security, instrument or cash) credited to a Collateral Account shall be treated as a financial asset.

            SECTION 4.03. Sole Control by Collateral Agent.

            Except as provided in Section 6.01, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of each Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to each Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to a Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Stock Purchase Contract Agent or any Holder or any other Person. Except as otherwise permitted under this Agreement, until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Stock Purchase Contract Agent or any Holder.

            SECTION 4.04. Securities Intermediary's Location.

            The Series A Collateral Account, the Series B Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Stock Purchase Contract Agent and the Holders with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction.

            SECTION 4.05. No Other Claims.

            Except for the claims and interest of the Collateral Agent and of the Stock Purchase Contract Agent and the Holders in the Series A Collateral Account and the Series B Collateral Account, the Securities Intermediary (without having conducted any investigation) does not know of any claim to, or interest in, the Series A Collateral Account or the Series B Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Series A Collateral Account or the Series B Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Stock Purchase Contract Agent.

            SECTION 4.06. Investment and Release.

            All proceeds of financial assets from time to time deposited in the Series A Collateral Account or the Series B Collateral Account shall be invested and reinvested as provided in this Agreement. At no time prior to termination of the Pledge with respect to any particular property shall such property be released from the Series A Collateral Account or the Series B Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

            SECTION 4.07. Statements and Confirmations.

            The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Series A Collateral Account or the Series B Collateral Account and any financial assets credited thereto simultaneously to each of the Stock Purchase Contract Agent, the Company and the Collateral Agent at their addresses for notices under this Agreement.

            SECTION 4.08. Tax Allocations.

            The Stock Purchase Contract Agent shall perform all customary tax reporting with respect to all items of income, gain, expense and loss recognized in the Series A Collateral Account and the Series B Collateral Account, to the extent such reporting is required bylaw, to the Internal Revenue Service authorities in the manner required by law. None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall have any tax reporting duties hereunder.

            SECTION 4.09. No Other Agreements.

            The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Series A Collateral Account or the Series B Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

            SECTION 4.10. Powers Coupled with an Interest.

            The rights and powers granted in this Article IV to the Collateral Agent have been granted in order to perfect its security interests in the Series A Collateral Account and the Series B Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Stock Purchase Contract Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this Article IV shall continue in effect until the termination of the Pledge with respect to any and all Collateral.

            SECTION 4.11. Waiver of Lien; Waiver of Set-off.

            The Securities Intermediary waives any security interest, lien or right to make deductions or set- offs that it may now have or hereafter acquire in or with respect to the Series A Collateral Account or the Series B Collateral Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Series A Collateral Account or the Series B Collateral Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker's lien or any other right in favor of any person other than the Company.

                                   ARTICLE V

          INITIAL DEPOSIT; CREATION OF STRIPPED COMMON EQUITY UNITS AND
                    RECREATION OF NORMAL COMMON EQUITY UNITS

            SECTION 5.01. Initial Deposit of Trust Preferred Securities.

            (a) Prior to or concurrently with the execution and delivery of this Agreement, the Stock Purchase Contract Agent, on behalf of the initial Holders of the Normal Common Equity Units, shall Transfer to the Collateral Agent, for credit to the Series A Collateral Account, the Series A Trust Preferred Securities or security entitlements relating thereto, and, for credit to the Series B Collateral Account, the Series B Trust Preferred Securities or security entitlements relating thereto and, the Securities Intermediary shall thereupon indicate by book-entry that such Trust Preferred Securities, regardless of whether received by the Securities Intermediary in the form of certified securities effectively indorsed in blank or as security entitlements, have been credited to the applicable Collateral Account.

            (b) The Securities Intermediary may, at any time or from time to time, cause any or all securities or other property underlying any financial assets credited to the Series A Collateral Account or the Series B Collateral Account to be registered in the name of the Securities Intermediary, the Collateral Agent or their respective nominees; provided, however, that unless any Event of Default (defined in the Trust Agreement relating to the relevant series of Trust Preferred Securities) shall have occurred and be continuing, the Securities Intermediary agrees not to cause any Trust Preferred Securities to be so re-registered.

            SECTION 5.02. Creation of Stripped Common Equity Units.

            (a) A Holder of Normal Common Equity Units shall have the right, at any time on or prior to 5:00 p.m. (New York City time) on the seventh Business Day immediately preceding any Applicable Remarketing Settlement Date, to create Stripped Common Equity Units by substitution of Treasury Securities or security entitlements with respect thereto for the Pledged Series A Trust Preferred Securities (if any) and Pledged Series B Trust Preferred Securities then comprising a part of all or a portion of such Holder's Normal Common Equity Units, in integral multiples of 80 Normal Common Equity Units, by:

            (A) Transferring to the Stock Purchase Contract Agent, for further Transfer to the Securities Intermediary for credit to the Collateral Account, Series A Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate liquidation amount of the Pledged Series A Trust Preferred Securities (if any) to be released and Series B Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate liquidation amount of the Pledged Series B Trust Preferred Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Stock Purchase Contract Agreement, whereupon the Stock Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A hereto, (A) stating that such Holder has notified the Stock Purchase Contract Agent that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Stock Purchase Contract Agent for further Transfer to the Securities Intermediary for credit to the applicable Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by such Holder and (C) requesting that the Collateral Agent instruct the Securities Intermediary to accept such Transfer of Treasury Securities and to release from the Pledge to the Stock Purchase Contract Agent as attorney-in-fact of the such Holder an equal Value of Pledged Series A Trust Preferred Securities (if any) and an equal Value of Pledged Series B Trust Preferred Securities that are then a component of such Normal Common Equity Units; and

            (B) delivering the related Normal Common Equity Units to the Stock Purchase Contract Agent.

            Upon receipt of such notice, giving of instructions to the Securities Intermediary that such Transfer be accepted and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Series A Collateral Account (if applicable) and Series B Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B hereto, to release such Pledged Series A Trust Preferred Securities (if any) and Pledged Series B Trust Preferred Securities from the Pledge by Transfer to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

            (b) Upon credit to the Series A Collateral Account (if applicable) of Series A Treasury Securities and to the Series B Collateral Account of Series B Treasury Securities or security entitlements with respect thereto delivered by a Holder of Normal Common Equity Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release the Pledged Series A Trust Preferred Securities (if any) and Pledged Series B Trust Preferred Securities from the Pledge and shall promptly Transfer the same to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

            SECTION 5.03. Recreation of Normal Common Equity Units.

            (a) At any time on or prior to 5:00 p.m. (New York City time) on the seventh Business Day immediately preceding any Applicable Remarketing Settlement Date, a Holder of Stripped Common Equity Units shall have the right to recreate Normal Common Equity Units by substitution of Trust Preferred Securities or security entitlements with respect thereto for Pledged Treasury Securities in integral multiples of 80 Stripped Common Equity Units by:

            (A) Transferring to the Stock Purchase Contract Agent for further Transfer to the Securities Intermediary, for credit to the Series A Collateral Account, Series A Trust Preferred Securities or security entitlements with respect thereto having an aggregate liquidation amount equal to the Value of the Pledged Series A Treasury Securities (if any) to be released, and Transferring to the Stock Purchase Contract Agent for further Transfer to the Securities Intermediary, for credit to the Series B Collateral Account, Series B Trust Preferred Securities or security entitlements with respect thereto having an aggregate liquidation amount equal to the Value of the Pledged Series B Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Stock Purchase Contract Agreement, whereupon the Stock Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C hereto, stating that such Holder has Transferred the Series A Trust Preferred Securities or
     security entitlements with respect thereto to the Stock Purchase Contract Agent for further Transfer to the Securities Intermediary for credit to the Series A Collateral Account and has Transferred the Series B Trust Preferred Securities or security entitlements with respect thereto to the Securities Intermediary for credit to the Series B Collateral Account and requesting that the Collateral Agent instruct the Securities Intermediary accept such Transfer and to release from the Pledge to the Stock Purchase Contract Agent an Equal Value of the Pledged Series A Treasury Securities and Pledged Series B Treasury Securities related to such Stripped Common Equity Units; and

            (B) delivering the related Stripped Common Equity Units to the Stock Purchase Contract Agent.

            Upon receipt of such notice, the giving of instructions to the Securities Intermediary that such Transfer be accepted and confirmation that Series A Trust Preferred Securities or security entitlements with respect thereto have been credited to the Series A Collateral Account and Series B Trust Preferred Securities or security entitlements with respect thereto have been credited to the Series B Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice substantially in the form of Exhibit D hereto to release such Pledged Series A Treasury Securities and Pledged Series B Treasury Securities from the Pledge by Transfer to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

            (b) Upon credit to the Collateral Account of Trust Preferred Securities or security entitlements with respect thereto delivered by a Holder of Stripped Common Equity Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release such Pledged Treasury Securities from the Pledge and shall promptly Transfer the same to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

            SECTION 5.04. Termination Event.

            (a) Upon receipt by the Collateral Agent of written notice from the Company or the Stock Purchase Contract Agent that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly instruct the Securities Intermediary to
      Transfer:

            (A) any Pledged Trust Preferred Securities or security entitlements with respect thereto;

            (B) any Pledged Treasury Securities or security entitlements with respect thereto; and

            (C) any payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 hereof,

to the Stock Purchase Contract Agent for the benefit of the Holders for distribution to such Holders, in accordance with their respective interests, free and clear of the Pledge created hereby.

            (b) If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Trust Preferred Securities, Pledged Treasury Securities and payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 and Proceeds of any of the foregoing, as the case may be, as provided by this Section 5.04, the Stock Purchase Contract Agent shall:

            (A) use its best efforts to obtain an opinion of a nationally recognized law firm to the effect that, notwithstanding the Company being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 5.04 and shall deliver or cause to be delivered such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (A) the Stock Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Trust Preferred Securities, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 hereof and Proceeds of any of the foregoing, as the case may be, as provided in this Section 5.04, then the Stock Purchase Contract Agent shall, upon receipt of instructions in accordance with the Stock Purchase Contract Agreement, within fifteen days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Trust Preferred Securities, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 hereof and Proceeds of any of the foregoing, or as the case may be, as provided by this
      Section 5.04; or

            (B) upon receipt of instructions in accordance with the Stock Purchase Contract Agreement, commence an action or proceeding like that described in Section 5.04(b)(i) hereof within ten days after the occurrence of such Termination Event.

            SECTION 5.05. Cash Settlement.

            (a) Upon (1) receipt by the Collateral Agent of a notice from the Stock Purchase Contract Agent promptly after the receipt by the Stock Purchase Contract Agent of a notice from a Holder of Normal Common Equity Units that such Holder has elected, in accordance with the procedures specified in Section 5.02(b)(i) of the Stock Purchase Contract Agreement, to effect a Cash Settlement and (2) receipt from such Holder by the Securities Intermediary for credit to the applicable Collateral Account on or prior to 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding the applicable Stock Purchase Date of the applicable Purchase Price in lawful money of the United States by certified or cashier's check or wire transfer of immediately available funds payable to or upon the order of the Securities Intermediary, then the Collateral Agent shall instruct the Securities Intermediary promptly to invest any such Cash in Permitted Investments maturing on the Stock Purchase Date.

            The Company shall instruct the Collateral Agent in writing as to the Permitted Investments in which any such Cash shall be invested; provided, however, that if the Company fails to deliver such written instructions by 10:30 a.m. (New York City time) on the day such Cash is received by the Collateral Agent or to be reinvested by the Securities Intermediary, the Collateral Agent shall instruct the Securities Intermediary to invest such Cash in the Permitted Investments described in clause (6) of the definition of Permitted Investments. The Collateral Agent may conclusively rely on any written direction and shall bear no liability for any loss or other damage based on acting or omitting to act under this Section 5.05 pursuant to any direction of the Company and in no event shall the Collateral Agent or Securities Intermediary be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent and Securities Intermediary shall have no liability with respect to losses incurred as a result of the failure of the Company to provide written investment direction.

            In the event of a Successful Remarketing, upon receipt of Proceeds upon the maturity of the Permitted Investments on a Stock Purchase Date, the Collateral Agent shall (A) instruct the Securities Intermediary to pay the portion of such Proceeds and deliver any certified or cashier's checks received, in an aggregate amount equal to the Purchase Price, to the Company on the Stock Purchase Date, and (B) release any amounts in excess of the Purchase Price earned from such Permitted Investments to the Stock Purchase Contract Agent for distribution to the Holders in accordance with the Stock Purchase Contract Agreement.

            (b) If a Holder of Normal Common Equity Units (i) fails to notify the Stock Purchase Contract Agent of its intention to make a Cash Settlement as provided in Section 5.02(b)(i) of the Stock Purchase Contract Agreement or (ii) does notify the Stock Purchase Contract Agent of its intention to pay the Purchase Price in cash, but fails to make such payment as required by Section 5.02(b)(ii) of the Stock Purchase Contract Agreement, such Holder shall be deemed to have consented to the disposition of such Holder's Pledged Trust Preferred Securities in accordance with Section 5.02(b)(iii) of the Stock Purchase Contract Agreement.

            (c) As soon as practicable after 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding the applicable Stock Purchase Date, the Collateral Agent shall deliver to the Stock Purchase Contract Agent a notice, substantially in the form of Exhibit E hereto, stating (i) the amount of Cash that it has received with respect to the Cash Settlement of Normal Common Equity Units and (ii) the amount of Pledged Trust Preferred Securities to be remarketed in the applicable Remarketing pursuant to Section 5.02(a) of the Stock Purchase Contract Agreement, of the series that is to be remarketed in the applicable Remarketing.

            (d) In the event of a Failed Remarketing, the Collateral Agent shall
      (i) promptly return the Cash that it has received with respect to the Cash Settlement of Normal Common Equity Units to the Stock Purchase Contract Agent for distribution to Holders who elected to effect a Cash Settlement and (ii) as soon as practicable after 5:00 p.m. (New York City time) on the Business Day immediately preceding the applicable Stock Purchase Date, deliver to the Stock Purchase Contract Agent a notice, stating (A) the amount of Cash that it has received and returned with respect to the Cash Settlement of Normal Common Equity Units and (B) the amount of Pledged Trust

     Preferred Securities of the series subject to the Failed Remarketing in the Collateral Account.

            (e) In the event of a Successful Remarketing, the Collateral Agent shall (i) instruct the Securities Intermediary to release from the Pledge such Holder's related Pledged Trust Preferred Securities of the series subject to the Successful Remarketing as to which such Holder has effected a Cash Settlement pursuant to Section 5.05(a), and (ii) instruct the Securities Intermediary to Transfer all such Pledged Trust Preferred Securities of the series subject to the Successful Remarketing to the Stock Purchase Contract Agent for distribution to such Holder free and clear of the Pledge created hereby.

            SECTION 5.06. Early Settlement and Cash Merger Early Settlement.

            Upon receipt by the Collateral Agent of a notice from the Stock Purchase Contract Agent that a Holder of Common Equity Units has elected to effect either (i) Early Settlement of its obligations under the Stock Purchase Contracts forming a part of such Common Equity Units in accordance with the terms of the Stock Purchase Contracts and Section 5.07 of the Stock Purchase Contract Agreement or (ii) Cash Merger Early Settlement of its obligations under the Stock Purchase Contracts forming a part of such Common Equity Units in accordance with the terms of the Stock Purchase Contracts and Section 5.04(b)(ii) of the Stock Purchase Contract Agreement (which notice shall set forth the number of such Stock Purchase Contracts as to which such Holder has elected to effect Early Settlement or Cash Merger Early Settlement), and that the Stock Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Purchase Price pursuant to the terms of the Stock Purchase Contracts and the Stock Purchase Contract Agreement, then the Collateral Agent shall release from the Pledge, (1) Pledged Trust Preferred Securities in the case of a Holder of Normal Common Equity Units or (2) Pledged Treasury Securities, in the case of a Holder of Stripped Common Equity Units, in each case with a Value equal to the product of
(x) the Stated Amount times (y) the number of Stock Purchase Contracts as to which such Holder has elected to effect Early Settlement or Cash Merger Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Trust Preferred Securities or Pledged Treasury Securities, as the case may be, to the Stock Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby. A holder of Stripped Common Equity Units may settle early only in integral multiples of 80 Stripped Common Equity Units, and a Holder of Normal Common Equity Units may settle early only in integral multiples of 80 Normal Common Equity Units.

            SECTION 5.07. Application of Proceeds in Settlement of Stock Purchase Contracts.

            (a) If a Holder of Normal Common Equity Units has not elected to make an effective Cash Settlement by notifying the Stock Purchase Contract Agent in the manner provided for in Section 5.02(b)(i) of the Stock Purchase Contract Agreement or does notify the Stock Purchase Contract Agent as provided in paragraph 5.02(b)(i) of the Stock Purchase Contract Agreement of its intention to pay the Purchase Price in Cash, but fails to make such payment as required by paragraph 5.02(b)(ii) of the Stock Purchase

     Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Stock Purchase Contracts from the Proceeds of the Remarketing of the related Pledged Trust Preferred Securities.

            In the event of a Successful Remarketing, the Collateral Agent shall instruct the Securities Intermediary to Transfer the related Pledged Trust Preferred Securities to the Remarketing Agent, upon confirmation of deposit by the Remarketing Agent of the Proceeds of such Successful Remarketing (less, to the extent permitted by the Remarketing Agreement, the Remarketing Fee) in the Collateral Account. The Collateral Agent shall instruct the Securities Intermediary to invest the Proceeds of the Successful Remarketing in Permitted Investments set forth in clause (6) of the definition of Permitted Investments. On the Stock Purchase Date, the Collateral Agent shall instruct the Securities Intermediary to remit a portion of the Proceeds from such Successful Remarketing equal to the aggregate liquidation amount of such Pledged Trust Preferred Securities to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Stock Purchase Contracts and to remit the balance of the Proceeds from the Successful Remarketing, if any, to the Stock Purchase Contract Agent for distribution to such Holder.

            In the event of a Final Failed Remarketing with respect to the Series A Trust Preferred Securities, the Collateral Agent, for the benefit of the Company, will, at the written instruction of the Company, deliver or dispose of the Pledged Series A Trust Preferred Securities in accordance with the Company's written instructions to satisfy in full, from any such disposition or retention, such Holders' obligations to pay the Purchase Price for the shares of Common Stock to be issued on the Initial Stock Purchase Date under the Stock Purchase Contracts underlying such Normal Common Equity Units. Thereafter, the Collateral Agent shall promptly remit the Proceeds in excess of the aggregate Purchase Price for the shares of Common Stock to be issued on the Initial Stock Purchase Date under such Stock Purchase Contracts to the Stock Purchase Contract Agent for payment to the Holders of the Normal Common Equity Units to which such Series A Trust Preferred Securities relate.

            In the event of a Final Failed Remarketing with respect to the Series B Trust Preferred Securities, the Collateral Agent, for the benefit of the Company, will, at the written instruction of the Company, deliver or dispose of the Pledged Series B Trust Preferred Securities in accordance with the Company's written instructions to satisfy in full, from any such disposition or retention, such Holders' obligations to pay the Purchase Price for the shares of Common Stock to be issued on the Subsequent Stock Purchase Date under the Stock Purchase Contracts underlying such Normal Common Equity Units. Thereafter, the Collateral Agent shall promptly remit the Proceeds in excess of the aggregate Purchase Price for the shares of Common Stock to be issued on the Subsequent Stock Purchase Date under such Stock Purchase Contracts to the Stock Purchase Contract Agent for payment to the Holders of the Normal Common Equity Units to which such Series B Trust Preferred Securities relate.

            (b) A Holder of a Stripped Common Equity Unit shall be deemed to have elected to pay for the shares of Common Stock to be issued under the Stock Purchase Contract underlying the Stripped Common Equity Unit from the Proceeds of the related Pledged Treasury Securities. Without receiving any instruction from any Holder, the Collateral Agent shall instruct the Securities Intermediary (i) to remit the Proceeds of the related Pledged Series A Treasury Securities to the Company in settlement of such Stock Purchase Contracts on the Initial Stock Purchase Date and
     (ii) to remit the Proceeds of the related Pledged Series B Treasury Securities to the Company in settlement of such Stock Purchase Contracts on the Subsequent Stock Purchase Date. In the event the sum of the Proceeds from the related Pledged Treasury Securities exceeds the aggregate Purchase Price of the Stock Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to transfer such excess, when received, to the Stock Purchase Contract Agent for distribution to Holders.

            (c) On or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding an applicable Remarketing Date, but no earlier than the Payment Date immediately preceding such date, Holders of Separate Trust Preferred Securities of the series of Trust Preferred Securities that is the subject of a remarketing may elect to have their Separate Trust Preferred Securities remarketed under the Remarketing Agreement, by delivering their Separate Trust Preferred Securities along with a notice of such election, substantially in the form of Exhibit F hereto, to the Collateral Agent, acting as Custodial Agent. Any such notice and delivery may not be conditioned upon the level at which the Reset Rate for either series of Trust Preferred Securities is established in the Remarketing or any other condition. The Custodial Agent, shall hold Separate Trust Preferred Securities in an account separate from the applicable Collateral Account in which the Pledged Securities shall be held. Holders of Separate Trust Preferred Securities electing to have their Separate Trust Preferred Securities remarketed will also have the right to withdraw that election by written notice to the Collateral Agent, substantially in the form of Exhibit G hereto, on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, upon which notice the Custodial Agent shall return such Separate Trust Preferred Securities to such Holder. After such time, such election shall become an irrevocable election to have such Separate Trust Preferred Securities remarketed in such Remarketing.

            Promptly after 11:00 a.m. (New York City time) on the Business Day immediately preceding the applicable Remarketing Date, the Custodial Agent shall notify the Remarketing Agent of the aggregate liquidation amount of the Separate Trust Preferred Securities to be remarketed and deliver to the Remarketing Agent for remarketing all Separate Trust Preferred Securities delivered to the Custodial Agent pursuant to this Section 5.07(c) and not validly withdrawn prior to such date. In the event of a Successful Remarketing, after deducting the Remarketing Fee, the Remarketing Agent will remit to the Custodial Agent the remaining portion of the Proceeds of such Remarketing for payment to the Holders of the remarketed Separate Trust Preferred Securities, in accordance with their respective interests. In the event of a Failed Remarketing, the Remarketing Agent will promptly return such Separate Trust Preferred Securities to the Custodial Agent for distribution to the appropriate Holders.

                                   ARTICLE VI

              VOTING RIGHTS - - PLEDGED TRUST PREFERRED SECURITIES

            SECTION 6.01. Voting Rights.

            Subject to the terms of Section 4.02 of the Stock Purchase Contract Agreement, the Stock Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Trust Preferred Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Stock Purchase Contract Agreement; provided that the Stock Purchase Contract Agent shall give the Company and the Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Trust Preferred Securities, including notice of any meeting at which holders of the Trust Preferred Securities are entitled to vote or solicitation of consents, waivers or proxies of holders of the Trust Preferred Securities, the Collateral Agent shall use reasonable efforts to send promptly to the Stock Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefore from the Stock Purchase Contract Agent, execute and deliver to the Stock Purchase Contract Agent such proxies and other instruments in respect of such Pledged Trust Preferred Securities (in form and substance satisfactory to the Collateral Agent) as are prepared by the Company and delivered to the Stock Purchase Contract Agent with respect to the Pledged Trust Preferred Securities.

                                  ARTICLE VII

                               RIGHTS AND REMEDIES

            SECTION 7.01. Rights and Remedies of the Collateral Agent.

            (a) In addition to the rights and remedies specified in Section 5.07 hereof or otherwise available at law or in equity, after an event of default (as specified in Section 7.01(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the Trades Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Trust Preferred Securities or the Pledged Treasury Securities in full satisfaction of the Holders' obligations under the Stock Purchase Contracts and the Stock Purchase Contract Agreement or (2) sale of the Pledged Trust Preferred Securities or the Pledged Treasury Securities in one or more public or private sales.

            (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Company is unable to make payments from amounts transferred or transferable to the Company on account of the principal payments of any Pledged Treasury Securities as provided in Article III hereof, in satisfaction of the Obligations of the Holder of the Common Equity Units of which such applicable Pledged Treasury Securities are a part under the related Stock Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities any and all of the rights and remedies available to a secured party under the UCC and the Trades Regulations after default by a debtor, and as otherwise granted herein or under any other law.

            (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the liquidation amount of the Pledged Trust Preferred Securities and (ii) the principal amount of the Pledged Treasury Securities, subject, in each case, to the provisions of Article III hereof, and as otherwise granted herein.

            (d) The Stock Purchase Contract Agent, as attorney-in-fact of the Holders, and each Holder of Common Equity Units agrees that, from time to time, upon the written request of the Collateral Agent or the Stock Purchase Contract Agent, such Holder shall execute and deliver such further documents and do such other acts and things as the Company may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Stock Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Collateral Agent hereunder, except for liability for its own negligent acts, its own negligent failure to act or its own willful misconduct.

            SECTION 7.02. Remarketing.

            The Collateral Agent shall, by 11:00 a.m., New York City time, on the Business Day immediately preceding an applicable Remarketing Date, notify the Remarketing Agent of the aggregate liquidation amount of the applicable series of Pledged Trust Preferred Securities that are to be remarketed and without any instruction from any Holder of Normal Common Equity Units, present the related Pledged Trust Preferred Securities of the applicable series to the Remarketing Agent for Remarketing. In the event of a Failed Remarketing, the Trust Preferred Securities presented to the Remarketing Agent pursuant to this
Section 7.02 for Remarketing shall be redeposited into the applicable Collateral Account.

            SECTION 7.03. Successful Remarketing.

            In the event of a Successful Remarketing, the Collateral Agent shall, at the written direction of the Company, instruct the Securities Intermediary to (i) Transfer the applicable Pledged Trust Preferred Securities to the Remarketing Agent upon confirmation of deposit by the Remarketing Agent of the Proceeds of such Successful Remarketing (after deducting any Remarketing Fee in accordance with the Remarketing Agreement) in the applicable Collateral Account, (ii) apply an amount equal to the aggregate Purchase Price for the shares of Common Stock to be issued under the related Stock Purchase Contracts on the applicable Stock Purchase Date in full satisfaction of such Holders' obligations to pay the Purchase Price under the related Stock Purchase Contracts, and (iii) promptly remit the remaining portion of such Proceeds to the Stock Purchase Contract Agent for payment to the Holders of Normal Common Equity Units, in accordance with their respective interests and the Stock Purchase Contract Agreement. With respect to Separate Trust Preferred Securities, any Proceeds of such Remarketing (after deducting any Remarketing Fee in accordance with the Remarketing Agreement) attributable to the Separate Trust Preferred Securities will be remitted to the Custodial Agent for payment to the holders of Separate Trust Preferred Securities. In the event of a Final Failed Remarketing, the Pledged Trust Preferred Securities shall remain credited to the Collateral Account and Section 5.07 shall apply.

            SECTION 7.04. Substitutions.

            Whenever a Holder has the right to substitute Treasury Securities, Trust Preferred Securities or security entitlements for any of them, as the case may be, for financial assets held in a Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

                                  ARTICLE VIII

                    REPRESENTATIONS AND WARRANTIES; COVENANTS

            SECTION 8.01. Representations and Warranties.

            Each Holder from time to time, acting through the Stock Purchase Contract Agent as attorney-in-fact (it being understood that the Stock Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent (with respect to such Holder's interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral, that:

            (a) such Holder has the power to grant a security interest in and lien on the Collateral;

            (b) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to an applicable Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under
      Article II hereof;

            (c) upon the Transfer of the Collateral to the Collateral Agent for credit to an applicable Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent and the Securities Intermediary, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Article IV hereof); and (d) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under
      Article II hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

            SECTION 8.02. Covenants.

            The Holders from time to time, acting through the Stock Purchase Contract Agent as their attorney-in-fact (it being understood that the Stock Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

            (a) such Holders will not create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

            (b) such Holders will not sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with the Transfer of the Common Equity Units.

                                   ARTICLE IX

                    THE COLLATERAL AGENT, THE CUSTODIAL AGENT
                         AND THE SECURITIES INTERMEDIARY

            It is hereby agreed as follows:

            SECTION 9.01. Appointment, Powers and Immunities.

            The Collateral Agent, the Custodial Agent or the Securities Intermediary shall act as agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, by the terms of this Agreement. The Collateral Agent, the Custodial Agent and Securities Intermediary shall:

            (a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, liabilities or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent and the Securities Intermediary, nor shall the Collateral Agent, the Custodial Agent and the Securities Intermediary be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof and none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any fiduciary relationship to the Holders of the Common Equity Units or any other Person;

            (b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Common Equity Units or the Stock Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be), the Common Equity Units, any Collateral or the Stock Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the validity, perfection, enforceability, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;

            (c) not be required to initiate or conduct any litigation or collection proceedings hereunder (except pursuant to directions furnished under Section 9.02 hereof, subject to Section 9.08 hereof);

            (d) not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own negligence or willful misconduct; and

            (e) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

            Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder as determined by industry standards.

            The Collateral Agent, Securities Intermediary and Custodial Agent shall only be responsible for transferring money, securities or other property in accordance with the terms herein to the extent that such money, securities or other property is credited to the respective Collateral Account.

            No provision of this Agreement shall require the Collateral Agent, Custodial Agent or the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or the exercise of any of its rights or powers hereunder. In no event shall the Collateral Agent, Custodial Agent or the Securities Intermediary be liable for any amount in excess of the Value of the Collateral.

            SECTION 9.02. Instructions of the Company.

            The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (ii) the Collateral Agent shall be indemnified to its satisfaction as provided herein. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary has any obligation or responsibility to file any UCC financing or continuation statements or to take any other actions to create, preserve or maintain the security interest in the Collateral except as expressly set forth herein.

            SECTION 9.03. Reliance by Collateral Agent, Custodial Agent and Securities Intermediary.

            Each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, in the absence of bad faith, to rely conclusively upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy, telex or facsimile) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and conclusively rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement. In the event any instructions are given (other than in writing at the time of the execution of this Agreement), whether in writing, by telecopier or otherwise, the Collateral Agent, the Custodial Agent and the Securities Intermediary are authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule I hereto, and the Collateral Agent, the Custodial Agent and the Securities Intermediary may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Collateral Agent, the Custodial Agent and the Securities Intermediary.

            It is understood that the Collateral Agent, the Custodial Agent and the Securities Intermediary in any funds transfer may rely solely upon any account numbers or similar identifying number provided by the Company to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Collateral Agent, the Custodial Agent and the Securities Intermediary may apply any of the deposited funds for any payment order it executes using any such identifying number, even where its use may result in a Person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank, designated by the Company; provided, however, that payment is made to the account as specified by the Company.

            In each case that the Collateral Agent, Custodial Agent or Securities Intermediary may or is required hereunder to take any action, including without limitation to make any determination or judgment, to give consents, to exercise rights, powers or remedies, to release or sell Collateral or otherwise to act hereunder, the Collateral Agent, Custodial Agent or Securities Intermediary may seek direction from the Company. The Collateral Agent, Custodial Agent or Securities Intermediary shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction from the Company. Unless direction is otherwise expressly provided herein, if the Collateral Agent, Custodial Agent or Securities Intermediary shall request direction from the Company with respect to any action, the Collateral Agent, Custodial Agent or the Securities Intermediary shall be entitled to refrain from such action unless and until such agent shall have received direction from the Company, and the agent shall not incur liability to any Person by reason of so refraining.

            SECTION 9.04. Certain Rights.

            (a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Custodial Agent or the Securities Intermediary shall deem it necessary or desirable that a matter be proved or established prior totaling or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, be deemed to be conclusively proved and established by a certificate signed by one of the Company's officers, and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary and such certificate, in the absence of negligence or bad faith on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, shall be full warrant to the Collateral Agent, the Custodial Agent or the Securities Intermediary for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

            (b) The Collateral Agent, the Custodial Agent or the Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

            SECTION 9.05. Merger, Conversion, Consolidation or Succession to Business.

            Any Person into which the Collateral Agent, the Custodial Agent or the Securities Intermediary may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be the successor of the Collateral Agent, the Custodial Agent or the Securities Intermediary hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

            SECTION 9.06. Rights in Other Capacities.

            The Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefore to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Stock Purchase Contract Agent, any other Person interested herein and any Holder of Common Equity Units (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial Agent, the Securities Intermediary and their affiliates may accept fees and other consideration from the Stock Purchase Contract Agent and any Holder of Common Equity Units without having to account for the same to the Company; provided that each of the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

            SECTION 9.07. Non-reliance on Collateral Agent, the Custodial Agent and Securities Intermediary.

            None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Stock Purchase Contract Agent or any Holder of Common Equity Units of this Agreement, the Stock Purchase Contract Agreement, the Common Equity Units or any other document referred to or provided for herein or therein or to inspect the properties or books of the Stock Purchase Contract Agent or any Holder of Common Equity Units. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Stock Purchase Contract Agent or any Holder of Common Equity Units (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.

            SECTION 9.08. Compensation and Indemnity.

            The Company agrees to:

            (a) pay the Collateral Agent, the Custodial Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, for all services rendered by them hereunder;

            (b) indemnify and hold harmless the Collateral Agent, the Custodial Agent, the Securities Intermediary and each of their respective directors, officers, agents and employees (collectively, the "Indemnitees"), from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) and taxes (other than those based upon, determined by or measured by the income of the Collateral Agent, the Custodial Agent and Securities Intermediary) (collectively, "Losses" and individually, a "Loss") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which either the Collateral Agent, the Custodial Agent or the Securities Intermediary is entitled to rely pursuant to the terms of this Agreement, provided that the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with negligence or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought; and

            (c) in addition to and not in limitation of paragraph (b)immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent's, the Custodial Agent's or the Securities Intermediary's acceptance or performance of its powers and duties under this Agreement, provided that the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with negligence or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought.

            The provisions of this Section and Section 11.07 shall survive the resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary and the termination of this Agreement.

            SECTION 9.09. Failure to Act.

            In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, then at its sole option, each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Stock Purchase Contract Agent, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Custodial Agent and the Securities Intermediary shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to refuse to act until either:

            (a) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary; or

            (b) the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.

            Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be required to take any action that is contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

            SECTION 9.10. Resignation of Collateral Agent, the Custodial Agent and Securities Intermediary.

            Subject to the appointment and acceptance of a successor Collateral Agent, Custodial Agent or Securities Intermediary as provided below:

            (A) the Collateral Agent, the Custodial Agent and the Securities Intermediary may resign at any time by giving notice thereof to the Company and the Stock Purchase Contract Agent as attorney-in-fact for the Holders of Common Equity Units;

            (B) the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed at any time by the Company; and

            (C) if the Collateral Agent, the Custodial Agent or the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Stock Purchase Contract Agent, and such failure shall be continuing, the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed by the Stock Purchase Contract Agent, acting at the direction of the Holders of a majority in number of the Common Equity Units.

            The Stock Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary pursuant to clause (iii) of this Section 9.10. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be. If no successor Collateral Agent, Custodial Agent or Securities Intermediary shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's giving of notice of resignation or the Company's or the Stock Purchase Contract Agent's giving notice of such removal, then the retiring or removed Collateral Agent, Custodial Agent or Securities Intermediary may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall each be a bank, trust company or national banking association with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Custodial Agent or Securities Intermediary hereunder by a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, such successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, and the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Custodial Agent or Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Custodial Agent or Securities Intermediary hereunder. After any retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's resignation hereunder as Collateral Agent, Custodial Agent or Securities Intermediary, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Custodial Agent or Securities Intermediary. Any resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary hereunder, at a time when such Person is acting as the Collateral Agent, Custodial Agent or Securities Intermediary, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be.

            SECTION 9.11. Right to Appoint Agent or Advisor.

            The Collateral Agent, Custodial Agent and Securities Intermediary each shall have the right to appoint agents or advisors in connection with any of their respective duties hereunder, and the Collateral Agent, Custodial Agent and Securities Intermediary shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to Section 9.11 shall be subject to prior written consent of the Company, which consent shall not be unreasonably withheld.

            SECTION 9.12. Survival.

            The provisions of this Article IX shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

            SECTION 9.13. Exculpation.

            Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, directors, employees or agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them incurred without any act or deed that is found to be attributable to negligence or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

                                    ARTICLE X

                                    AMENDMENT

            SECTION 10.01. Amendment Without Consent of Holders.

            Without the consent of any Holders, the Company, when duly authorized by a Board Resolution, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent, to:

            (a) evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company;

            (b) evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Custodial Agent, Securities Intermediary or Stock Purchase Contract Agent;

            (c) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company, provided that such covenants or such surrender do not adversely affect the validity, perfection or priority of the Pledge created hereunder;

            (d) cure any ambiguity (or formal defect) or correct or supplement any provisions herein which may be inconsistent with another such provisions herein; or

            (e) make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders in any material respect.

            SECTION 10.02. Amendment with Consent of Holders.

            With the consent of the Holders of not less than a majority in number of the Common Equity Units at the time Outstanding, including without limitation the consent of the Holders obtained in connection with a tender or an exchange offer, by Act of such Holders delivered to the Company, the Stock Purchase Contract Agent, the Custodial Agent, the Securities Intermediary and the Collateral Agent, as the case may be, the Company, when duly authorized by a Board Resolution, the Stock Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Collateral Agent may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Common Equity Units; provided, however, that no such supplemental agreement shall, without the unanimous consent of the Holders of each Outstanding Common Equity Unit:

            (a) change the amount or type of Collateral underlying a Common Equity Unit (except for the rights of Holders of Normal Common Equity Units to substitute the Treasury Securities for the Pledged Trust Preferred Securities or the rights of Holders of Stripped Common Equity Units to substitute Trust Preferred Securities, as applicable, for the Pledged Treasury Securities), impair the right of the Holder of any Common Equity Unit to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral; or

            (b) otherwise effect any action that would require the consent of the Holder of each Outstanding Common Equity Unit affected thereby pursuant to the Stock Purchase Contract Agreement if such action were effected by a modification or amendment of the provisions of the Stock Purchase Contract Agreement; or

            (c) reduce the percentage of Common Equity Units the consent of whose Holders is required for the modification or amendment of the provisions of this Agreement;

provided that if any amendment or proposal referred to above would adversely affect only the Normal Common Equity Units or only the Stripped Common Equity Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; provided further that the unanimous consent of the Holders of each Outstanding Common Equity Unit of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (a) through (c) above.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 10.03. Execution of Amendments.

            In executing any amendment permitted by this Article, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent shall be entitled to receive and (subject to Section 7.01 of the Stock Purchase Contract Agreement with respect to the Stock Purchase Contract Agent) shall be fully authorized and protected in relying upon, an Opinion of Counsel and an officers' certificate stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied. The Collateral Agent, Custodial Agent, Securities Intermediary and Stock Purchase Contract Agent may, but shall not be obligated to, enter into any such amendment which affects their own respective rights, duties or immunities under this Agreement or otherwise.

            SECTION 10.04. Effect of Amendments.

            Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Stock Purchase Contract Agreement shall be bound thereby.

            SECTION 10.05. Reference of Amendments.

            Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this Section may, and shall if required by the Collateral Agent or the Stock Purchase Contract Agent, bear a notation as to any matter provided for in such amendment. If the Company shall so determine, new Certificates so modified as to conform, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Stock Purchase Contract Agent in accordance with the Stock Purchase Contract Agreement in exchange for Certificates representing Outstanding Common Equity Units.

                                   ARTICLE XI

                                  MISCELLANEOUS

            SECTION 11.01. No Waiver.

            No failure on the part of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            SECTION 11.02. Governing Law; Submission to Jurisdiction.

            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Common Equity Units, acting through the Stock Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Common Equity Units, acting through the Stock Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            SECTION 11.03. Notices.

            All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address For Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11.04. Successors and Assigns.

            This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent, and the Holders from time to time of the Common Equity Units, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Stock Purchase Contract Agent.

            SECTION 11.05. Counterparts.

            This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

            SECTION 11.06. Severability.

            If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

            SECTION 11.07. Expenses, Etc.

            The Company agrees to reimburse the Collateral Agent, the Custodial Agent and the Securities Intermediary for:

            (a) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Custodial Agent and the Securities Intermediary), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;

            (b) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, reasonable fees and expenses of counsel) in connection with
      (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Common Equity Units to satisfy its obligations under the Stock Purchase Contracts forming a part of the Common Equity Units and (ii) the enforcement of this Section 11.07;

            (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby;

            (d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and consented to by the Company under
      Section 9.11 of this Agreement; and

            (e) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Custodial Agent and the Securities Intermediary in connection with the performance of their duties and the exercise of their powers hereunder.

            Section 11.08. Security Interest Absolute.

            All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of any provision of the Stock Purchase Contracts or the Common Equity Units or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Common Equity Units under the related Stock Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Stock Purchase Contract Agreement or any Stock Purchase Contract or any other agreement or instrument relating thereto; or

            (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

            SECTION 11.09. Notice of Termination Event.

            Upon the occurrence of a Termination Event, the Company shall deliver written notice to the Stock Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary. Upon the written request of the Collateral Agent or the Securities Intermediary, the Company shall inform such party whether or not a Termination Event has occurred.

            SECTION 11.10. Incorporation by Reference.

            In connection with its execution and performance hereunder the Stock Purchase Contract Agent is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Stock Purchase Contract Agreement.

                       [SIGNATURES ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

METLIFE, INC.                          J.P. MORGAN TRUST COMPANY, NATIONAL
                                       ASSOCIATION, as Stock Purchase Contract
                                       Agent and as attorney-in-fact of the
                                       Holders from time to time of the Common
                                       Equity Units

By: _______________________________     By: __________________________________
    Name:                                   Name:
    Title:                                  Title:

Address for Notices:                   Address for Notices:

MetLife, Inc.                          Worldwide Securities Services
27-01 Queens Plaza North               4 New York Plaza
Long Island City, New York 11101       15th Floor
Facsimile: (212) 578-0266              New York, New York 10004
Attention: Treasurer                   Facsimile: (212) 623-6215
                                       Telephone: (212) 623-5233
                                       Attention: Worldwide Securities Services

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Collateral Agent,
Custodial Agent and Securities
Intermediary

By: _________________________________
    Name:
    Title:

Address for Notices

Worldwide Securities Services
4 New York Plaza
15th Floor
New York, New York 10004
Facsimile: (212) 623-6215
Telephone: (212) 623-5233
Attention: Worldwide Securities Services

                                                                       EXHIBIT A

                                   INSTRUCTION
                       FROM STOCK PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                   (Creation of Stripped Common Equity Units)

JPMorgan Chase Bank, National Association, as Collateral Agent
Facsimile: (212) 623-5216
Attention: Worldwide Securities Services

Re: ________________Normal Common Equity Units of MetLife, Inc. (the "COMPANY")

            The securities accounts of JPMorgan Chase Bank, National Association, as Collateral Agent, maintained by the Securities Intermediary and designated "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series A" (the "SERIES A COLLATERAL ACCOUNT") and "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series B" (the "SERIES B COLLATERAL ACCOUNT")

            Please refer to the Pledge Agreement, dated as of June 21, 2005 (the "PLEDGE AGREEMENT"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

            We hereby notify you in accordance with Section 5.02 of the Pledge Agreement that:

            [Include only if Notice is Delivered Prior to the Initial Stock Purchase Date the holder of securities named below (the "HOLDER") has elected to substitute $ ___________ Value of Series A Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series A Trust Preferred Securities relating to Normal Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series A Collateral Account.]

            the Holder has elected to substitute $ Value of Series B Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series B Trust Preferred Securities relating to Normal Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series B Collateral Account.

            We hereby request that you instruct the Securities Intermediary:

            (A) [Include only if Notice is Delivered Prior to the Initial Stock Purchase Date Upon confirmation that such Series A Treasury Securities or security entitlements thereto have been credited to the Series A Collateral Account, to release to the undersigned, on behalf of the Holder for distribution to such Holder, an equal Value of Series A Pledged Trust Preferred Securities in accordance with Section 5.02 of the Pledge Agreement.]

      Upon confirmation that such Series B Treasury Securities or security entitlements thereto have been credited to the Series B Collateral Account, to release to the undersigned, on behalf of the Holder for distribution to such Holder, an equal Value of Series B Pledged Trust Preferred Securities in accordance with Section 5.02 of the Pledge Agreement.

Date:________________________

                                       J.P.Morgan Trust Company, National
                                         Association, as Stock Purchase Contract
                                         Agent and as attorney-in-fact of the
                                         Holders from time to time of the Common
                                         Equity Units

                                       By: _____________________________________
                                           Name:
                                           Title:

Please print name and address of Holder electing to substitute Treasury Securities or security entitlements with respect thereto for the Pledged Trust Preferred Securities:

________________________________       ________________________________________
            Name                           Social Security or other Taxpayer
                                            Identification Number, if any

________________________________
          Address

________________________________

________________________________

                                                                       EXHIBIT B

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                   (Creation of Stripped Common Equity Units)

JPMorgan Chase Bank, National Association as Securities Intermediary
Facsimile: (212) 623-5216
Attention: Worldwide Securities Services

Re:  ____________ Normal Common Equity Units of MetLife, Inc. (the "COMPANY")

            The securities accounts of JPMorgan Chase Bank, National Association, as Collateral Agent, maintained by the Securities Intermediary and designated "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series A" (the "SERIES A COLLATERAL ACCOUNT") and "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series B" (the "SERIES B COLLATERAL ACCOUNT")

            Please refer to the Pledge Agreement, dated as of June 21, 2005 (the "PLEDGE AGREEMENT"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and J.P. Morgan Trust Company, National Association, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time. Capitalized terms used herein but not defined shall have the meanings set forth in the Pledge Agreement.

            [If Notice is Delivered Prior to the Initial Stock Purchase Date
When you have confirmed that (i) $         Value of Series A Treasury Securities
or security entitlements thereto has been credited to the Series A Collateral
Account by or for the benefit of          , as Holder of Normal Common Equity
Units (the "HOLDER") and (ii) $        Value of Series B Treasury Securities or
security entitlements thereto has been credited to the Series B Collateral Account by or for the benefit of the Holder, you are hereby instructed to release from the Series A Collateral Account an equal Value of Pledged Series A Trust Preferred Securities or security entitlements with respect thereto and to release from the Series B Collateral Account an equal Value of Pledged Series B Trust Preferred Securities or security entitlements with respect thereto, relating to Normal Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of the Holder for distribution to such Holder.]

                  [If Notice is Delivered After the Initial Stock Purchase Date:
When you have confirmed that $          Value of Series B Treasury Securities or
security entitlements thereto has been credited to the Series B Collateral
Account by or for the benefit of          , as Holder of Normal Common Equity
Units (the "HOLDER"), you are hereby instructed to release to the undersigned, from the Series B Collateral Account an equal Value of Pledged Series B Trust Preferred Securities or security entitlements with respect thereto, relating to Normal Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of the Holder for distribution to such Holder.]

Dated: ______________________

                                      JPMorgan Chase Bank, National Association,
                                        as Collateral Agent

                                      By: _____________________________________
                                          Name:
                                          Title:

Please print name and address of Holder:

________________________________       ________________________________________
            Name                           Social Security or other Taxpayer
                                            Identification Number, if any

________________________________
          Address

________________________________

________________________________

                                                                       EXHIBIT C

                                   INSTRUCTION
                       FROM STOCK PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                   (Recreation of Normal Common Equity Units)

JPMorgan Chase Bank, National Association, as Securities Intermediary
Facsimile: (212) 623-5216
Attention: Worldwide Securities Services

Re: _________ Stripped Common Equity Units of MetLife, Inc. (the "COMPANY")

            The securities accounts of JPMorgan Chase Bank, National Association, as Collateral Agent, maintained by the Securities Intermediary and designated "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series A" (the "SERIES A COLLATERAL ACCOUNT") and "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series B" (the "SERIES B COLLATERAL ACCOUNT")

            Please refer to the Pledge Agreement dated as of June 21, 2005 (the "PLEDGE AGREEMENT"), among the Company, you, as Collateral Agent, as Securities Intermediary, as Custodial Agent and the undersigned, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Stripped Common Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

            [If Notice is Delivered Prior to the Initial Stock Purchase Date: We hereby notify you in accordance with Section 5.03 of the Pledge Agreement that the holder of securities named below (the "HOLDER") has elected to substitute
(i) $              Value of Series A Trust Preferred Securities or security
entitlements with respect thereto in exchange for an equal Value of Pledged
Series A Treasury Securities with respect to            Stripped Common Equity
Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Series A Trust Preferred Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series A
Collateral Account; and (ii) $            Value of Series B Trust Preferred
Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series B Treasury Securities with respect to Stripped Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Series B Trust Preferred Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series B Collateral Account;

                  [If Notice is Delivered After the Initial Stock Purchase Date:
We hereby notify you in accordance with Section 5.03 of the Pledge Agreement that the holder of securities named below (the "HOLDER") has elected to
substitute $            Value of Series B Trust Preferred Securities or security
entitlements with respect thereto in exchange for an equal Value of Pledged
Series B Treasury Securities with respect to             Stripped Common Equity
Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Series B Trust Preferred Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series B Collateral Account.]

            We hereby request that you instruct the Securities Intermediary, upon confirmation that such Trust Preferred Securities or security entitlements with respect thereto have been credited to the Collateral Account, to release to the undersigned, on behalf of such Holder for distribution to such Holder, an equal Value of Series A Treasury Securities and an equal Value of Series B Treasury Securities in accordance with Section 5.03 of the Pledge Agreement.

Dated: ______________________

                                       J.P. Morgan Trust Company, National
                                        Association, as Stock Purchase Contract
                                        Agent

                                       By: _____________________________________
                                           Name:
                                           Title:

Please print name and address of Holder electing to substitute Trust Preferred Securities or security entitlements with respect thereto for Pledged Treasury
Securities:

________________________________       ________________________________________
            Name                           Social Security or other Taxpayer
                                            Identification Number, if any

________________________________
          Address

________________________________

________________________________

                                                                       EXHIBIT D

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                   (Recreation of Normal Common Equity Units)

JPMorgan Chase Bank, National Association, as Securities Intermediary
Facsimile: (212) 623-5216
Attention: Worldwide Securities Services

Re: __________ Stripped Common Equity Units of MetLife, Inc. (the "COMPANY")

            The securities accounts of JPMorgan Chase Bank, National Association, as Collateral Agent, maintained by the Securities Intermediary and designated "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series A" (the "SERIES A COLLATERAL ACCOUNT") and "JPMorgan Chase Bank, National Association, as Collateral Agent of MetLife, Inc., as pledgee of J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series B" (the "SERIES B COLLATERAL ACCOUNT")

            Please refer to the Pledge Agreement dated as of June 21, 2005 (the "PLEDGE AGREEMENT"), among the Company, you, as Securities Intermediary, Custodial Agent and Collateral Agent and J.P. Morgan Trust Company, National Association, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time. Capitalized terms used herein but not defined shall have the meanings set forth in the Pledge Agreement.

            [If Notice is Delivered Prior to the Initial Stock Purchase Date:
When you have confirmed that (i) $         Value of Series A Trust Preferred
Securities or security entitlements with respect thereto has been credited to
the Series A Collateral Account by or for the benefit of ,        as Holder of
Stripped Common Equity Units (the "HOLDER") and (ii) $         Value of Series B
Trust Preferred Securities or security entitlements with respect thereto has been credited to the Series B Collateral Account by or for the benefit of Holder you are hereby instructed to release from the Series A Collateral Account and the Series B Collateral Account an equal Value of Series A Treasury Securities, Series B Treasury Securities or security entitlements with respect thereto relating to Stripped Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of such Holder for distribution to such Holder.]

            [If Notice is Delivered After the Initial Stock Purchase Date: When
you have confirmed that $                Value of Series B Trust Preferred
Securities or security entitlements
with respect thereto has been credited to the Series B Collateral Account by or
for the benefit of              , as Holder of Stripped Common Equity Units (the
"HOLDER"), you are hereby instructed to release from the Series B Collateral Account an equal Value of Series B Treasury Securities or security entitlements with respect thereto relating to Stripped Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of such Holder for distribution to such Holder.]

Dated:

                                      JPMorgan Chase Bank, National Association,
                                       as Collateral Agent By:

                                      By: ______________________________________
                                          Name:
                                          Title:

Please print name and address of Holder:

________________________________       ________________________________________
            Name                           Social Security or other Taxpayer
                                            Identification Number, if any

________________________________
          Address

________________________________

________________________________

                                                                       EXHIBIT E

                    NOTICE OF CASH SETTLEMENT FROM COLLATERAL
                     AGENT TO STOCK PURCHASE CONTRACT AGENT
                            (Cash Settlement Amounts)

J.P. Morgan Trust Company, National Association, as Stock Purchase Contract Agent
Facsimile: (212) 623-5216
Attention: Worldwide Securities Services

Re: _________ Normal Common Equity Units of MetLife, Inc. (the "COMPANY")

    _________ Stripped Common Equity Units of the Company

            Please refer to the Pledge Agreement dated as of June 21, 2005 (the "PLEDGE AGREEMENT"), by and among you, the Company, and the undersigned, as Collateral Agent, Custodial Agent and Securities Intermediary. Unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein.

            In accordance with Section 5.05(c) of the Pledge Agreement, we hereby notify you that as of 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding { } (the "[INITIAL][SUBSEQUENT] STOCK PURCHASE DATE"), we have received (i) $___________ in immediately available funds paid with respect to the Cash Settlement of ___________ Normal Common Equity Units, and (ii) based on the funds received set forth in clause (i) above, an aggregate liquidation amount of $___________ of Pledged [Series A][Series B] Trust Preferred Securities are to be tendered for purchase in the Remarketing.

Dated:

                                      JPMorgan Chase Bank, National Association, as Collateral Agent

                                      By: __________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT F

                    INSTRUCTION TO CUSTODIAL AGENT REGARDING
                                   REMARKETING

JPMorgan Chase Bank, National Association
The Custodial Agent
Facsimile: (212) 623-5216
Attention: Worldwide Securities Services

Re: Trust Preferred Securities of [MetLife Capital Trust II][MetLife Capital Trust III]

            The undersigned hereby notifies you in accordance with Section 5.07(c) of the Pledge Agreement, dated as of June 21, 2005 (the "PLEDGE AGREEMENT"), among MetLife, Inc. (the "Company"), you, as Collateral Agent, Custodial Agent and Securities Intermediary and J.P. Morgan Trust Company, National Association, as the Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time, that the undersigned elects to deliver $__________ aggregate liquidation amount of Separate [Series A] [Series B] Trust Preferred Securities for delivery to the Remarketing Agent on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date for remarketing pursuant to Section 5.07(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Separate [Series A] [Series B] Trust Preferred Securities tendered hereby. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

            The undersigned hereby instructs you, upon receipt of the Proceeds of such remarketing from the Remarketing Agent, to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions." The undersigned hereby instructs you, in the event of a Failed Remarketing, upon receipt of the Separate [Series A] [Series B] Trust Preferred Securities tendered herewith from the Remarketing Agent, to deliver such Separate [Series A] [Series B] Trust Preferred Securities to the person(s) and the address(es) indicated herein under "B. Delivery Instructions."

            With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Separate [Series A] [Series B] Trust Preferred Securities tendered hereby and that the undersigned is the record owner of any [Series A] [Series B] Trust Preferred Securities tendered herewith in physical form or a participant in The Depository Trust Company ("DTC") and the beneficial owner of any [Series A] [Series B] Trust Preferred Securities tendered herewith by book-entry transfer to your account at DTC, (ii) agrees to be bound by the terms and conditions of Section 5.07(c) of the Pledge Agreement and (iii) acknowledges and agrees that after 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Remarketing Date, such election shall become an irrevocable election to have such Separate [Series A] [Series B] Trust Preferred

Securities remarketed in the Remarketing. In the case of a Failed Remarketing, such Separate [Series A] [Series B] Trust Preferred Securities shall be returned to the undersigned.

Dated: ________________________        By: _____________________________________
                                           Name:
                                           Title:

                                           Signature Guarantee: ________________

________________________________       _________________________________________
            Name                           Social Security or other Taxpayer
                                            Identification Number, if any

________________________________
          Address

________________________________

________________________________

A. PAYMENT INSTRUCTIONS

Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.

Name (s)

(Please Print)
Address

(Please Print)

(Zip Code)

(Taxpayer Identification or Social Security Number)

B. DELIVERY INSTRUCTIONS

In the event of a Failed Remarketing, [Series A] [Series B] Trust Preferred Securities that are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

Name (s)

(Please Print)
Address

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)

In the event of a Failed Remarketing, [Series A] [Series B] Trust Preferred Securities that are in book-entry form should be credited to the account at The Depository Trust Company set forth below.

_____________________________________
DTC Account Number

Name of Account Party: ______________________________

                                                                       EXHIBIT G

                    INSTRUCTION TO CUSTODIAL AGENT REGARDING
                           WITHDRAWAL FROM REMARKETING

JPMorgan Chase Bank, National Association
The Custodial Agent
Facsimile: (212) 623-5216
Attention: Worldwide Securities Services

Re: Trust Preferred Securities of [MetLife Capital Trust II][MetLife Capital Trust III]

            The undersigned hereby notifies you in accordance with Section 5.07(c) of the Pledge Agreement, dated as of June 21, 2005 (the "PLEDGE AGREEMENT"), among MetLife, Inc. and you, as Collateral Agent, Custodial Agent and Securities Intermediary, and J.P. Morgan Trust Company, National Association, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time, that the undersigned elects to withdraw the $__________ aggregate liquidation amount of Separate [Series A] [Series B] Trust Preferred Securities delivered to the Custodial Agent on _________ 200_ for remarketing pursuant to Section 5.07(c) of the Pledge Agreement. The undersigned hereby instructs you to return such [Series A] [Series B] Trust Preferred Securities to the undersigned in accordance with the undersigned's instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 5.07(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Dated: _______________________         By: _____________________________________
                                           Name:
                                           Title:

                                           Signature Guarantee: ________________

________________________________       _________________________________________
            Name                           Social Security or other Taxpayer
                                            Identification Number, if any

________________________________
          Address

________________________________

________________________________

                                                                      SCHEDULE I

                        Contact Persons for Confirmation

NAME                                              PHONE NUMBER
----                                              ------------

                                        1